Exhibit 99.1

FOR IMMEDIATE RELEASE

Timberline Initiates Drilling at Paiute and Elder Creek Gold and Copper-Gold Projects, Battle Mountain, Nevada

Coeur d’Alene, Idaho – November 4, 2019 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) announces that drilling has commenced at the Paiute and Elder Creek Projects in the Battle Mountain District of Nevada.

Paiute is a Joint Venture (JV) with Nevada Gold Mines (Barrick-Newmont) in Nevada, where the Company currently owns approximately 75% of the project. Drilling at Paiute will target both a broad corridor of structurally-controlled gold mineralization at surface and porphyry copper-gold mineralization at depth.

At Elder Creek, where Timberline is earning up to 65% ownership through a joint venture with McEwen Mining, the Company has identified a large copper oxide and copper-molybdenum-gold-silver sulfide porphyry system.  Drilling of 2 - 3 holes will offset the mineralization discovered in 2018 drilling.

Paiute Drilling — Follow-up on Historic Discovery Drill-hole and Gold in Outcrop

Timberline’s initial drilling (PDH19-01) at the Paiute project will test the subsurface projection of high-grade gold-silver mineralization (up to 13.4 grams/tonne (g/t) gold) identified in historic surface samples and confirmed by 2018 sampling (Table 1) within a NNE-trending structural zone measuring approximately 2,000 meters long by 500 meters wide (Figure 1)(see also press releases dated May 24, 2018 and November 29, 2018 at http://timberlineresources.co/press-releases, and Technical Report on the Paiute Copper-Gold Project, Humboldt and Lander Counties, Nevada, Effective November 28, 2018, Filed on SEDAR,  November 28, 2018).

Table 1.  Assay results from 2018 Paiute Project Rock Sampling* **

SAMPLE	Au (g/t)	Ag (g/t)	SAMPLE	Au (g/t)	Ag (g/t)
18PC-001	0.345	6.8	18PC-012	3.25	59.5
18PC-002	17.2	723	18PC-013	0.271	0.5
18PC-003	0.609	20.5	18PC-014	0.336	2.7
18PC-004	1.425	1.7	18PC-015	0.01	0.2
18PC-005	0.304	9.4	18PC-016	0.211	2.4
18PC-006	0.214	3.6	18PC-017	42.9	527
18PC-007	1.22	8.8	18PC-018	2.94	36.7
18PC-008	0.967	1.5	18PC-019	10.4	80
18PC-009	0.667	4.3	18PC-020	1.82	6.4
18PC-010	4.12	58.4	18PC-021	2.18	13.5
18PC-011	0.12	5

*Grab samples are selective and do not represent the true mineralization of the prospect
**The above assays were determined by ALS USA Inc. from grab samples. The samples were crushed and pulverized and a fraction was selected for analyses. Gold was determined by 30g Fire Assay with an Atomic Adsorption finish.  Samples assaying over 10 ppm gold were re-assayed and completed with a gravimetric finish.  Silver and base metals concentrations were analyzed using Aqua Regia ICP-AES.

Figure 1.   Paiute Project Geology, Rock Geochemistry, and Proposed Drill Holes

Gold - Silver Structural Zone
N
DH 96-5
1.45 g/t Au/4.6 m
PDH 19-01
PDH 19-02
Tgm
Tgp
Eh
Tmb
Tbp
Tpl
Qal
10
7.7
5.8
10
3.2
6.7
10
10
10
17.2
6.8
5.2
10.4
3.5
5.2
3.0
4.0
5.0
7.3
6.2
6.1
4.1
3.3
13.4
4.8
5.7
4.3
6.1
8.3
10
4.1
3.6
5.3
8.0
9.2
4.7
14.1
0
500
Meters
0
1,000
2,000
Feet
Alluvium - Undifferentiated (Qal)
Granodiorite Porphyry (Tgp)
Granodiorite Monzogranite (Tgm)
Biotite - Hornblende Monzogranite (Tmb)
Megacryst Porphyry (Km)
Monzogranite Porphyry (Kmp)
Diabase (DOdb)
Harmony Formation Sandstone (Eh)
Proposed Drill Hole (PDH)
Au g/t (rocks)
< 0.50
0.51 - 1.00
1.01 - 3.00
3.01 - 10.00
> 10.00
Timberline Resources
Paiute Project
Geology, Geochem, & Proposed Drilling
Scale: 1 inch = 742 feet
Date: 10/31/2019
Datum: NAD 1983 UTM Zone 11N
Document Name: 20191031 Paiute_Geol_Geochem-PDH

A second hole (PDH19-02) will test depth extension of historic hole 96-5 which terminated in 1.24 g/t gold over 4.6 m with visible, but un-assayed copper sulfide (chalcopyrite) mineralization within a porphyritic intrusion (Figure 1)(see press release dated May 24, 2018 at http://timberlineresources.co/press-releases).

Timberline’s President and CEO, Steve Osterberg commented, “We are pleased to begin Timberline’s initial drill program at the Paiute project.  The historical drill results and our surface sampling, similarities to the nearby Lone Tree gold mine, and the proximity to porphyry gold-copper mineralization at the nearby, recently closed Copper Basin mine validate the exploration potential at Paiute within this metallogenically well-endowed district.”

Cautionary Statement

Apart from recent sampling redisclosed in Table 1, all other geochemical data are considered “historical” and do not conform to NI 43-101 standards.  These data include historical drill information for which drill logs and assay certificates from industry standard laboratories are available and compiled in a database including UTM coordinates for each sample site.  Locations are available for all historical rock grab samples of which a representative group has been field verified; ALS assay certificates are available for rock samples collected between 2014 and 2017.

Elder Creek Drilling — Follow-up on 2018 Copper Oxide and Gold-Silver Drill Intercept

Drilling at Elder Creek will off-set 2018 reverse circulation hole RCEC18-01 (Table 2; Figure 2) which intercepted a thick section of near-surface, copper-silver ± gold mineralization which includes copper oxide minerals. Two to three holes will test the lateral extent of the mineralization.

Copper oxide mineralization in RCEC18-01 occurs within a fragmental (breccia) rock along the periphery of the large, circular Elder Creek porphyry system defined by mineral alteration zoning and a donut-shaped magnetic anomaly. The mineral alteration and associated stockwork veins, and a strong induced polarization anomaly remain open in all directions.

Table 2.  Summary of Drill Hole RCEC18-01 Assay Intercepts at Elder Creek

Drill Hole	From (feet)	To (feet)	Total* (feet)	From (meters)	To (meters)	Total (meters)	Cu (%)	Mo (ppm)	Au (g/t)	Ag (g/t)
RCEC 18-01	0	500	500	0	152.4	152.4	0.21	145	-	3.0
Including:
	0	270	270	0	82.3	82.3	0.28	147	-	4.0
	160	270	110	48.8	82.3	33.5	0.44	181	-	5.0
	195	210	15	59.5	64.0	4.6	0.55	132	0.33	13
	*True thickness of drill intercepts is unknown;

Mr. Osterberg continued, “The copper oxide mineralization at surface and in drill hole RCEC18-01, multiple geologic and geophysical indicators, and copper mineralization in deeper drilling (e.g. CCEC18-02) document that Elder Creek is a very large porphyry-related system.  Our drilling will provide valuable initial information on the areal extent and geometry of the copper oxide component of the mineralization occurring along the northern portion of the system.”

Figure 2. Elder Creek Project Area Geology, Alteration Zoning, IP Anomaly, and Proposed Drill Holes

N
PDHs:
RCEC 19-02
RCEC 19-03
RCEC 19-04
RCEC18-01
Cu Oxide:
33.5 m @ 0.44%
plus 5 g/t Ag
RCEC19-01
Stockwork veined Hornfels with
415 m of QSP-altered Prophyry
CCEC18-02
Cu-Mo Sulfides:
200 m @ 0.15% Cu, 0.07 % Mo
including: 14.2 m @
1.20% Cu, 0.31% Mo,
0.13 g/t Au, and 26 g/t Ag
0 0.25 0.5
Miles
0 500 1,000
Meters

- 2018 IP Anomaly Area
- Porphyry-style Quartz Veins
- Hydrothermal Biotite (mod-str)
- Limit of Biotite
- Quartz Veins / Silicification (strong
- Propylitic: Actin-Epid-Chlor-Alb
- Phyllic: Quartz-Sericite-Pyrite
- Mag Donut-(outer limit)
- Fault
- Breccia
- Colluvium
- Porphyry
- Granodiorite
- Valmy Formation
- Harmony Formation SS
- Proposed Drill Hole (PDHs)
- 2018/2019 Drill Holes
- Historic Drill Holes

Timberline
RESOURCES

Elder Creek Project

Geology, Alteration & Drill Sites

Scale: 1 inch = 2,000 feet	Date: 11/1/2019
Datum: NAD 1983 UTM Zone 11N	

Document Name: 20191031 Elder Creek_Geol-Altn-PDHs

Steven Osterberg, Ph.D., P.G., Timberline’s President and Chief Executive Officer, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release.

About Timberline Resources

Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada. These include its 23 square-mile Eureka property, comprising the Lookout Mountain, Windfall, and Oswego projects which lie along three separate structural-stratigraphic trends defined by gold mineralization, the Paiute joint venture project with Nevada Gold Mines, and the Elder Creek joint venture with McEwen Mining.  All of these properties lie on the prolific Battle Mountain-Eureka gold trend.  Timberline also owns the Seven Troughs property in Northern Nevada, which is one of the state's highest-grade former gold producers.   Timberline has increased its owned and controlled mineral rights in Nevada to over 43 square miles (27,500 acres).  Detailed maps and NI 43-101 estimated resource information for the Eureka property, and NI 43-101 Technical Reports for the Elder Creek and Paiute Projects may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Forward-looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These include, but are not limited to, statements regarding the advancement of projects, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. There are no assurances that the Company will complete the earn-in on the Elder Creek project as contemplated or at all. Factors that could cause or contribute to risks involving forward-looking statements include, but are not limited to, changes in the Company’s business and other factors, including risk factors discussed in the Company's Form 10-Q for the quarter ended June 30, 2018.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

Website:  www.timberline-resources.com